EXHIBIT 10.7

                           SELECT COMFORT CORPORATION

                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement is made this 6th day of June, 2001 among Select Comfort Corporation, a Minnesota corporation (the "COMPANY"), each of the Note Holders (as defined below), each of the Old Warrant Holders set forth on SCHEDULE A, each of the Old Preferred Shareholders set forth on Schedule B, and Martinson & Company, Ltd. ("M&C") (this "AGREEMENT").

     WHEREAS, the Company is entering into a Note Purchase Agreement pursuant to which it will issue up to $12 million principal amount of senior secured convertible notes (together with any notes of the Company issued in exchange or substitution therefor, the "Convertible Notes"), and warrants to purchase up to 4,800,000 shares (together with any warrants of the Company issued in exchange or substitution therefor, the "Note Holder Warrants") of the Company's common stock, par value $0.01 per share (the "Common Stock"), to certain investors (the "Note Holders"); and the Company entered into that certain Letter Agreement dated April 3, 2001 with its placement agent, M&C to grant M&C a warrant to purchase approximately 353,438 shares of Common Stock (the "M&C Warrant"); and

     WHEREAS, as in connection with the issuance of the Convertible Notes and the Note Holder Warrants, the Company has agreed to grant the Note Holders certain registration rights with respect to such Convertible Notes and Note Holder Warrants, and the Company has agreed to grant M&C certain registration rights pursuant to the terms and conditions of this Agreement; and

     WHEREAS, as a condition to purchasing the Convertible Notes and Note Holder Warrants, the Note Holders have required the Company to include as parties to this Agreement the Old Warrant Holders and Old Preferred Shareholders to coordinate the relative priorities of the registration rights of the Old Warrant Holders, the Note Holders and the Old Preferred Shareholders, all as more fully set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, the Note Holders, the Old Warrant Holders and the Old Preferred Shareholders mutually agree as follows:

     1. REGISTRATION OF SECURITIES.

          1.1 REQUIRED REGISTRATION.

               (a) If the Company shall receive a written request therefor from either (i) the holder or holders of at least 40% of the New Registrable Securities or (ii) the holder or holders of at least 67% of the Old Registrable Securities, the Company shall prepare and file a registration statement under the Securities Act covering the Registrable Securities which are the subject of such request and shall use all commercially reasonable efforts to cause such registration statement to become effective. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other holders of New Registrable Securities or Old Registrable Securities (whichever shall have initiated such registration) that such registration is to be effected. The Company shall include in such registration statement such New Registrable Securities or Old Registrable Securities (whichever shall have initiated such registration) for which it has received written requests to register by such other holders within 30 days after the delivery of the Company's written notice to such other holders.

               (b) The Company's obligation to register New Registrable Securities and Old Registrable Securities under this Section 1.1 shall, however, be subject to the following limitations: (a) the Company shall be obligated to prepare, file and use its commercially reasonable efforts to cause to become effective pursuant to this
          Section 1.1 only two registration statements on Form S-1 or any successor form promulgated by the SEC ("Form S-1") at the initiation of holders of New Registrable Securities and only two registration statements on Form S-1 at the initiation of holders of Old Registrable Securities (provided, however, that a demand for registration shall not count as a registration under this clause (a) if either (i) the registration statement filed with respect to such registration is not declared effective by the SEC for reasons other than the holders not proceeding with such registration, or (ii) each holder requesting registration of Registrable Securities under this Section 1.1 does not register and sell at least 90% of the Registrable Securities it has requested be registered in such registration for reasons other than its voluntary decision not to do so); (b) if the Company is required to use Form S-1, the Company shall not be obligated to prepare, file or use its commercially reasonable efforts to cause to become effective a registration statement pursuant to this Section 1.1 unless at least 20% of the New Registrable Securities or Old Registrable Securities (whichever shall have initiated such registration) are included in such registration statement and the anticipated aggregate offering price to the public of such Registrable Securities to be registered is at least $5,000,000; (c) the Company shall be obligated to prepare, file and use its commercially reasonable efforts to cause to become effective pursuant to this Section 1.1 only two registration statements on Form S-3 or any successor form promulgated by the SEC ("Form S-3") at the initiation of holders of New Registrable Securities and only two registration statements on Form S-3 at the initiation of holders of Old Registrable Securities in any twelve-month period (provided, however, that a demand for registration shall not count as a registration under this clause (c) if either (i) the registration statement filed with respect to such registration is not declared effective by the SEC for reasons other than the holders not proceeding with such registration, or (ii) each holder requesting registration of Registrable Securities under this Section 1.1 does not register and sell at least 90% of the Registrable Securities it has requested be registered in such registration for reasons other than its voluntary decision not to do so); (d) if the Company meets the requirements for using Form S-3, the Company shall not be obligated to prepare, file or use its commercially reasonable efforts to cause to become effective a registration statement pursuant to this Section 1.1 unless the anticipated aggregate offering price to the public of the New Registrable Securities or Old Registrable Securities (whichever shall have initiated such registration) to be registered is at least $500,000; and (e) the Company shall not be obligated to effect any registration pursuant to this Section 1.1 at the initiation of holders of the New Registrable Securities prior to the first anniversary of the date of this Agreement. Notwithstanding anything to the contrary stated in this Section 1.1, in the event the holders of at least 67% of the New Registrable Securities or Old Registrable Securities (whichever shall have initiated such registration) for which registration has been requested pursuant to this Section 1.1 determine for any reason not to proceed with such registration at any time before a registration statement has been declared effective by the SEC, and such registration statement, if theretofore filed with the SEC, is withdrawn with respect to the Registrable Securities covered thereby, and the holders of such New Registrable Securities or Old Registrable Securities (whichever shall have initiated such registration) agree to bear their own expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to the registration of such Registrable Securities, then the holders of such New Registrable Securities or Old Registrable Securities (whichever shall have initiated such registration) shall not be deemed to have exercised their right to require the Company to register Registrable Securities pursuant to this Section 1.1.

               (c)  Notwithstanding  anything  to the  contrary  stated  in this
          Section 1.1, if the Company, within 30 days after any written request for registration is received by it pursuant to this Section 1.1, shall furnish to the holders of the New Registrable Securities or the Old Registrable Securities (whichever shall have initiated such registration) for which registration has been requested under this
          Section 1.1 a certificate signed by the chief executive officer of the Company stating that the Company, pursuant to an action approved by its Board of Directors, already has a present plan to commence preparation of a registration statement and to file the same within 90 days, the Company shall have the right to defer the preparation and filing of a registration statement pursuant to this Section 1.1 for a period ending not later than 90 days after the date such certificate is so furnished.

               (d) Without the written consent of the holders of at least 67% of
          the  New  Registrable   Securities  or  67%  of  the  Old  Registrable
          Securities (whichever shall have initiated such registration) for which registration has been requested pursuant to this Section 1.1, neither the Company nor any other holder of securities of the Company may include securities in such registration if in the good faith judgment of the managing underwriter of such public offering the inclusion of such securities would interfere with the successful marketing of the New Registrable Securities or Old Registrable Securities (whichever shall have initiated such registration) or require the exclusion of any portion of the New Registrable Securities or Old Registrable Securities (whichever shall have initiated such registration) to be registered.

               (e) If an offering covered by a request for registration under this Section 1.1 is underwritten in whole or in part and the managing underwriter of such public offering furnishes a written opinion that the total number of New Registrable Securities or Old Registrable Securities (whichever shall have initiated such registration) proposed to be sold in such offering exceeds the maximum number of New Registrable Securities or Old Registrable Securities (whichever shall have initiated such registration) (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such Registrable Securities and without materially and adversely affecting such offering, then the number of New Registrable Securities or Old Registrable Securities (whichever shall have initiated such registration) to be sold by each prospective seller shall be reduced pro rata, to the extent necessary. Those New Registrable Securities or Old Registrable Securities (whichever shall have initiated such registration) which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

               (f) The Company will not be obligated to cause any registration statement to become effective under this Section 1.1 at any time if, in the good faith judgment of the Company, there is a material development relating to the condition (financial or other) of the Company that has not been disclosed to the general public and an officer of the Company certifies to the holders of the New Registrable Securities or Old Registrable Securities (whichever shall have initiated such registration) that a resolution has been adopted by the Company's Board of Directors, after consultation with counsel, recognizing such development and concluding that under such circumstances it would be in the Company's best interest not to file such registration statement; provided that the aggregate period of delay under this Section 1.1(f), when combined with the aggregate period of any suspension under Section 3 hereof, may not exceed, in any twelve-month period, more than 90 days unless the holders of at least 67% of the New Registrable Securities or Old Registrable Securities (whichever shall have initiated such registration) for which registration has been requested under this Section 1.1 consent in writing to a longer delay of up to an additional 90 days.

          1.2 INCIDENTAL REGISTRATION.

               (a) Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any of its securities by it or any of its security holders (other than a registration statement on a form that does not permit the inclusion of shares by its security holders, but including a registration statement being prepaid and filed at the request of holders of Registrable Securities pursuant to Section 1.1 hereof), the Company will give written notice of its determination to all holders of Registrable Securities (other than any such holders who have been afforded the opportunity to include all of their Registrable Securities in such registration statement pursuant to the exercise of demand registration rights under Section 1.1 hereof). Upon the written request of a holder of any Registrable Securities given within 30 days after receipt of any such notice from the Company, the Company will, except as hereinafter provided, cause all such Registrable Securities, the holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it; provided further, however, that if the Company determines not to proceed with a registration after the registration statement has been filed with the SEC and the Company's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, the Company shall promptly complete the registration for the benefit of those selling security holders who wish to proceed with a public offering of their securities and who bear all expenses in excess of $40,000 incurred by the Company as the result of such registration after the Company has decided not to proceed.

               (b) If any registration pursuant to this Section 1.2 shall be underwritten in whole or in part, the Company may require that the
          Registrable  Securities  requested  for  inclusion  pursuant  to  this
          Section 1.2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

               (c) If an offering covered by a request for registration under this Section 1.2 is underwritten in whole or in part and the managing underwriter of such offering furnishes a written opinion that the total number of securities proposed to be sold in such offering exceeds the maximum number of securities (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such securities and without materially and adversely affecting such offering, then the number of securities to be sold by each prospective seller (including the Company) in the offering shall be reduced as follows: first, the number of securities proposed to be registered by persons other than the Company having no registration rights shall be reduced, pro rata, to zero, if necessary; second, the number of securities proposed to be registered by the Company (if the Company is not the initiator of the registration) shall be reduced to zero, if necessary; third, the number of Registrable Securities and other securities having similar incidental registration rights proposed to be registered pursuant to this Section 1.2 or pursuant to the exercise of such similar registration rights shall be reduced, pro rata, to zero, if necessary; and fourth, the number of securities proposed to be registered by the Company (if the Company is the initiator of the registration) or by any other persons requesting such registration pursuant to the exercise of demand registration rights (if the Company is not the initiator of the registration), including without limitation holders of Registrable Securities requesting such registration pursuant to the exercise of demand registration rights under Section 1.1 hereof, shall be reduced, pro rata. Those Registrable Securities which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

     2. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 1.1 or 1.2 hereof to effect the registration of Registrable Securities under the Securities Act, the Company will:

          (a) prepare and file with the SEC a registration statement with respect to such securities, and use all commercially reasonable efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months;

          (b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months;

          (c) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such security holders or underwriters may reasonably request in order to facilitate the public offering of such securities;

          (d) use all commercially reasonable efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (e) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (f) notify such holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

          (g) prepare and file with the SEC, promptly upon the request of any such holder, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holder (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of securities by such holder;

          (h) prepare and promptly file with the SEC and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (i) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (j) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

          (k) at the request of any such holder, furnish: (i) an opinion, dated as of the closing date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request; and (ii) letters dated as of the effective date of the registration statement and as of the closing date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request.

     3. SUSPENSION OF RESALES. The Company shall be entitled to suspend the use of the prospectus forming the part of any registration statement which has theretofore become effective at any time if, in the good faith judgment of the Company, there is a material development relating to the condition (financial or other) of the Company that has not been disclosed to the general public and the Chief Executive Officer and Chief Financial Officer of the Company certifies in writing to the holders of the Registrable Securities included in such registration statement and not previously sold thereunder that, after consultation with counsel, such officers have reasonably concluded that under such circumstances it would be in the Company's best interest to suspend the use of such prospectus; provided that the aggregate period of suspension under this
Section 3, when combined with the aggregate period of any delay under Section 1.1(f) hereof, may not exceed, in any twelve-month period, more than 90 days unless the holders of at least 67% of the Registrable Securities included in such registration statement and not previously sold thereunder consent in writing to a longer suspension of up to an additional 90 days. Each holder of Registrable Securities included in any such registration statement and not previously sold thereunder agrees that upon its receipt of such written certification, it shall immediately discontinue the sale of any Registrable Securities pursuant to such registration statement until such holder has received copies of the supplemented or amended prospectus referred to in Section 2(h) hereof or until such holder is advised in writing that the use of the prospectus forming a part of such registration statement may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in such prospectus (provided that in no event shall any such holder be precluded hereby from the sale of any Registrable Securities pursuant to such registration statement for longer than the period that the Company is permitted to suspend the use of the prospectus forming a part of such registration statement as provided above). In addition, each such holder agrees that it will either (i) destroy any prospectuses, other than permanent file copies, then in such holder's possession which have been replaced by the Company with more recently dated prospectuses or (ii) deliver to the Company all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities that was current at the time of receipt of the aforesaid written certification.

     4. PROVISION BY HOLDERS OF CERTAIN INFORMATION IN CONNECTION WITH REGISTRATION Statement. No holder may include any of its Registrable Securities in a registration statement pursuant to this Agreement unless and until such holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508, as applicable, of Regulation S-K promulgated under the Securities Act for use in connection with such registration statement or the prospectus or preliminary prospectus included therein. Each selling holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

     5.  EXPENSES.  With  respect to each  registration  requested  pursuant  to
Section 1.1 hereof (except as otherwise provided in such Section with respect to registrations voluntarily terminated at the request of the requesting security holders) and with respect to each inclusion of Registrable Securities in a registration statement pursuant to Section 1.2 hereof (except as otherwise provided in Section 1.2 with respect to registrations initiated by the Company but with respect to which the Company has determined not to proceed), the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), fees and disbursements of one special counsel for the selling security holders, all internal Company expenses, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, and the premiums and other costs of policies of insurance against liability (if any) arising out of such public offering. Any other fees and disbursements of counsel and accountants for the selling security holders, and all underwriting discounts and commissions and transfer taxes relating to the shares included in the offering by the selling security holders, and any other expenses incurred by the selling security holders not expressly included above, shall be borne by the selling security holders.

     6. INDEMNIFICATION. In the event that any Registrable Securities are included in a registration statement under Section 1.1 or 1.2 hereof:

          (a) The Company will indemnify and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Section 1, its directors and officers, and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such holder and each such director, officer, underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such director, officer, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in strict conformity with information furnished by such holder, director, officer, underwriter or controlling person in writing specifically for use in the preparation thereof.

          (b) Each holder of Registrable Securities which are included in a registration pursuant to the provisions of Section 1 will indemnify and hold harmless the Company, its directors and officers, any underwriter (as defined in the Securities Act) for the Company and each person, if any, who controls the Company or such underwriter within the meaning of the Securities Act, from and against, and will reimburse the Company and each such director, officer, underwriter and controlling person with respect to, any and all loss, damage, liability, cost or expense to which the Company or any such director, officer, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such holder specifically for use in the preparation thereof; provided, however, that the obligations of any such holder under this Section 6(b) shall be limited to an amount equal to the proceeds to such holder of the Registrable Securities sold by it in the offering, unless such loss, damage, liability, cost or expense resulted from such holder's intentionally fraudulent misconduct.

          (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 6 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof (provided that failure to give such prompt notice shall not limit the indemnification obligations of the indemnifying party hereunder except to the extent that the delay in giving, or failure to give, such notice has an adverse effect on the ability of the indemnifying party to defend against the action, and provided further that the failure to give such prompt notice shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than hereunder). In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

     7. EXCEPTIONS TO REGISTRATION OBLIGATIONS. Notwithstanding anything to the contrary stated in this Agreement, the Company shall not be obligated to honor a request from any holder of Registrable Securities to register all or any portion thereof if the Registrable Securities held by such holder and requested to be included in a registration statement pursuant to this Agreement are otherwise eligible for immediate sale by such holder under Rule 144(k) (or any similar rule then in effect) promulgated under the Securities Act.

     8. COVENANT NOT TO EXERCISE REGISTRATION RIGHTS UNDER OLD REGISTRATION STATEMENT. Each of the holders of the Old Registrable Securities agrees on behalf of itself and any future assignees or transferees not to exercise any registration rights under the Amended and Restated Registration Rights Agreement dated as of December 28, 1995, as amended.

     9. DEFINITIONS. Each of the capitalized terms used herein shall have the meaning given to such terms as defined elsewhere in this Agreement or as set forth below:

          (a) "New Registrable Securities" shall mean (i) any shares of Common Stock which have been issued or are issuable upon the conversion of the Convertible Notes, (ii) any shares of Common Stock which have been issued or are issuable upon exercise of the Note Holder Warrants and the M&C Warrant, and (iii) any shares of Common Stock issued in exchange or substitution for, or in a stock split or reclassification of, or as a stock dividend or other distribution on, or otherwise in respect of, any New Registrable Securities (other than any such shares that have been theretofore registered under the Securities Act and sold or that have been theretofore sold in an open market transaction pursuant to Rule 144 promulgated under the Securities Act). Nothing in this Agreement shall be deemed to require the Company to register any Convertible Notes or Note Holder Warrants, it being understood that the registration rights granted by Section 1 hereof relate only to shares of Common Stock.

          (b) "Old Convertible Notes" shall mean the Convertible Subordinated Debenture in the principal amount of $4 million, dated November 10, 2000, payable to St. Paul Venture Capital VI, LLC on November 10, 2005.

          (c) "Old Registrable Securities" shall mean (i) any shares of Common Stock which have been issued or are issuable upon the exercise of the Old Warrants, (ii) any shares of Common Stock which have been issued upon the conversion of the Old Preferred Stock, (iii) any shares of Common Stock that have been issued or are issuable upon conversion of the Old Convertible Notes, and (iv) any shares of Common Stock issued in exchange or substitution for, or in a stock split or reclassification of, or as a stock dividend or other distribution on, or otherwise in respect of, any Old Registrable Securities (other than any such shares that have been theretofore registered under the Securities Act and sold or that have been theretofore sold in an open market transaction pursuant to Rule 144 promulgated under the Securities Act). Nothing in this Agreement shall be deemed to require the Company to register any Old Warrants or Old Convertible Notes, it being understood that the registration rights granted by Section 1 hereof relate only to shares of Common Stock.

          (d) "Registrable Securities" shall mean the New Registrable Securities and the Old Registrable Securities.

          (e) "Old Preferred Shareholders" shall mean the holders of the shares of Common Stock issued upon conversion of the various series of convertible preferred stock of the Company heretofore issued and converted in full who are affiliates of the Company as of the date of this Agreement, who are St. Paul Fire and Marine Insurance Co., Patrick
     A. Hopf and Consumer Venture Partners II, L.P.

          (f) "Old Preferred Stock" shall mean shares of Common Stock issued upon conversion of the various series of convertible preferred stock of the Company heretofore issued and converted in full held by the Old Preferred Shareholders as set forth on Schedule B.

          (g) "Old Warrants" shall mean the Warrant Agreements as set forth on Schedule A.

          (h) "Old Warrant Holders" shall mean the holders of the Old Warrants as set forth on Schedule A.

          (i) "SEC" shall mean the Securities and Exchange Commission.

          (j) "Securities Act" shall mean the Securities Act of 1933, as amended.

     10. NOTICE. All notices, demands, requests and other communications given to or made upon a party pursuant to this Agreement shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), sent by overnight courier, telecopied or hand delivered to such party:

          (a) in the case of any holder of Registrable Securities, at the address of such holder specified below its signature at the end of this Agreement or at such other address as such holder may specify by written notice to the Company, or

          (b) in the case of the Company, at the address specified below its signature at the end of this Agreement or at such other address as the Company may specify by written notice to the holders of Registrable Securities.

All such notices, demands, requests and communications shall be effective and deemed to have been given and received (i) if sent by certified mail, postage prepaid and return receipt requested, when received or three business days after mailing, whichever first occurs, (ii) if sent by overnight courier, one business day after delivery to such courier, (iii) if telecopied, when transmitted and a confirmation is received, provided the same is on a business day and, if not, on the next business day, or (iv) if hand delivered, upon delivery, provided that the same is on a business day and, if not, on the next business day.

     11. CHANGES, WAIVERS, ETC. This Agreement may be amended or modified only by a written instrument executed by (i) the Company, (ii) the holders of at least 67% of the Old Registrable Securities and (iii) the holders of at least 67% of the New Registrable Securities.

     12. PARTIES IN INTEREST. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

     13. CHOICE OF LAW. The internal laws of Minnesota shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder.

     14. COUNTERPARTS. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be enforceable against, and binding upon, each party that duly executes and delivers this Agreement, regardless of whether any other party executes this Agreement.

     15. SEVERABILITY. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

     16. FORCE OF AMENDMENT. As to all parties hereto, this Agreement shall supercede all other registration rights agreements to which any of the parties hereto and the Company are also parties. Each of the parties hereto agrees that it shall not approve, authorize, ratify or otherwise consent or agree to the exercise of any registration rights under any other agreement to which the Company is a party.

     IN WITNESS WHEREOF, the each of the undersigned has caused this Agreement to be executed by its duly authorized representative.

                                 SELECT COMFORT CORPORATION,
                                 a Minnesota corporation

                                 By:   /s/ MARK A. KIMBALL
                                    --------------------------------------------
                                 Its:  SENIOR VICE PRESIDENT
                                     ------------------------------------------


                                 NOTE HOLDERS:


                                 ST. PAUL VENTURE CAPITAL VI, LLC

                                 By:  SPVC MANAGEMENT VI, LLC
                                      Its:  Managing Member


                                 By:           /s/ PATRICK A. HOPF
                                    --------------------------------------------
                                      Name:    PATRICK A. HOPF
                                           -------------------------------------
                                      Title:   MANAGING DIRECTOR
                                            ------------------------------------
                                      Address: 10400 Viking Drive
                                               Suite 500
                                               Eden Prairie, MN  55344
                                               Telephone No.:  952-995-7474
                                               Fax No.:  952-995-7475

                                 PRINTWARE, INC.


                                 By:  /s/ MARK EISENSCHENK
                                    --------------------------------------------
                                 Name:    Mark Eisenschenk
                                 Its:     Chief Financial Officer
                                 Address:   1270 Eagan Industrial Road
                                            St. Paul, MN  55121
                                            Telephone No.:  651-456-1400
                                            Fax No.:  651-454-3684


                                 /s/ GARY S. KOHLER
                                 -----------------------------------------------
                                 Gary S. Kohler
                                 Address: 3033 Excelsior Boulevard, Suite 300 Minneapolis, MN 55416
                                            Telephone No.:  612-253-6027
                                            Fax No.:
                                                      --------------------------



                                 /s/ ANDREW J. REDLEAF
                                 -----------------------------------------------
                                 Andrew J. Redleaf
                                 Address: 3033 Excelsior Boulevard, Suite 300 Minneapolis, MN 55416
                                            Telephone No.:  612-253-6027
                                            Fax No.:
                                                      --------------------------


                                 LIBERTY DIVERSIFIED


                                 By:  /s/ DAVID LENZEN
                                    --------------------------------------------
                                 Its:  EXECUTIVE VICE PRESIDENT
                                     -------------------------------------------
                                 Address:   5600 North Highway 169
                                            Minneapolis, MN  55428
                                            Telephone No.:  763-536-6600
                                            Fax No.:  763-536-6685

                                 STANDARD FUSEE CORPORATION


                                 By:  /s/ C. JAY MCLAUGHLIN
                                    --------------------------------------------
                                 Its:  PRESIDENT AND CEO
                                     -------------------------------------------
                                 Address:   28320 St. Michael's Road
                                            P.O. Box 1047
                                            Easton, MN  21601
                                            Telephone No.:  1-800-637-7807
                                            Fax No.:  410-822-7759


                                 /s/ K.H. WALKER
                                 -----------------------------------------------
                                 K .H. Walker
                                 Address:   15 East 26th Street
                                            12th Floor
                                            New York, NY  10010
                                 Telephone No.:  212-683-2626 ext. 22
                                 Fax No.:  212-683-6840


                                 /s/ THOMAS J. ALBANI
                                 -----------------------------------------------
                                 Thomas J. Albani
                                 Address:   39 Wanoma Way
                                            Nantucket, MA  02554
                                            Telephone No.:  508-257-4620
                                            Fax No.:  508-257-4172


                                 /s/ ERVIN R. SHAMES
                                 -----------------------------------------------
                                 Ervin R. Shames
                                 Address:   35 Mollbrook Drive
                                            Wilton, CT  06897
                                 Telephone No.:  203-762-1205 (home)
                                 Telephone No.:  203-762-0298 (office)
                                 Fax No.:  203-762-9408


                                 /s/ JEAN-MICHEL VALETTE
                                 -----------------------------------------------
                                 Jean-Michel Valette
                                 Address:   28 Maple Avenue
                                            Kentfield, CA  94905
                                 Telephone No.:  415-456-0432 (home)
                                 Telephone No.:  425-456-2850 (office)
                                 Fax No.:  415-456-0487

                                 BFSUS SPECIAL OPPORTUNITIES TRUST PLC

                                 By:  /s/ RUSSELL CLEVELAND
                                    --------------------------------------------
                                 Its:  DIRECTOR
                                     -------------------------------------------
                                 Address: Attn: Robert C. Pearson, Sr. V.P. Renaissance Capital Group, Inc.
                                            8080 North Central Expressway
                                            Suite 210-LB 59
                                            Dallas, TX  75206
                                            Telephone No.:  214-891-8294
                                            Fax No.: 214-891-8291

                                 RENAISSANCE US GROWTH & INCOME
                                 TRUST PLC


                                 By:  /s/ RUSSELL CLEVELAND
                                    --------------------------------------------
                                 Its:  DIRECTOR
                                     -------------------------------------------
                                 Address: Attn: Robert C. Pearson, Sr. V.P. Renaissance Capital Group, Inc.
                                            8080 North Central Expressway
                                            Suite 210-LB 59
                                            Dallas, TX  75206
                                            Telephone No.:  214-891-8294
                                            Fax No.: 214-891-8291

                                 BAYSTAR CAPITAL, L.P.


                                 By:  /s/ MICHAEL A. ROTH
                                    --------------------------------------------
                                 Its:  MANAGING DIRECTOR
                                     -------------------------------------------
                                 Address: 1500 West Market Street, Suite 200 Mequon, WI 53092
                                 Telephone No.:  262-240-3115
                                 Fax No.:  262-240-3215

                                 BAYSTAR INTERNATIONAL, LTD.


                                 By:  /s/ MICHAEL A. ROTH
                                    --------------------------------------------
                                 Its:  MANAGING DIRECTOR
                                     -------------------------------------------
                                 Address: 1500 West Market Street, Suite 200 Mequon, WI 53092
                                 Telephone No.:  262-240-3115
                                 Fax No.:  262-240-3215

                                 OLD PREFERRED SHAREHOLDERS:


                                 CONSUMER VENTURE PARTNERS II,
                                 L.P., a Delaware Limited Partnership

                                 By:  Consumer Venture Associates II, L.P.,
                                 Its: General Partner

                                 By:  /s/ CHRISTOPHER P. KIRCHEN
                                    --------------------------------------------
                                 Its: General Partner
                                 Address:   3 Pickwick Plaza
                                            Greenwich, Connecticut 06830


                                 ST. PAUL FIRE AND MARINE
                                 INSURANCE CO., a Minnesota corporation

                                 By:   /s/ PATRICK A HOPF
                                    --------------------------------------------
                                      Name:     PATRICK A. HOPF
                                           -------------------------------------
                                      Title:    AUTHORIZED REPRESENTATIVE
                                            ------------------------------------
                                       Address: c/o St. Paul Venture Capital
                                                10400 Viking Drive, Suite 550
                                                Eden Prairie, MN  55344
                                                Telephone No.:  952-995-7474
                                                Fax No.:  952-995-7475


                                 /s/ PATRICK A. HOPF
                                 -----------------------------------------------
                                 Patrick A. Hopf
                                 Address:   St. Paul Venture Capital
                                            10400 Viking Drive
                                            Suite 550
                                            Eden Prairie, MN  55344
                                            Telephone No.:  952-995-7474
                                            Fax No.:  952-995-7475

                                 ST. PAUL VENTURE CAPITAL IV, LLC
                                 By:   /s/ PATRICK A. HOPF
                                     -------------------------------------------
                                 Its:  MANAGING MEMBER
                                     -------------------------------------------
                                 Address:   10400 Viking Drive
                                            Suite 550
                                            Eden Prairie, MN  55344
                                            Telephone No.:  952-995-7474
                                            Fax No.:  952-995-7475

                                 CHERRY TREE VENTURES IV LIMITED PARTNERSHIP

                                 By:   /s/ GORDON STOFER
                                    --------------------------------------------
                                 Its:  GENERAL PARTNER
                                     -------------------------------------------
                                 Address:       7601 France Avenue S., #150
                                                Edina, MN  55435


                                 NORWEST EQUITY PARTNERS IV,
                                 a Minnesota Limited Partnership

                                 By:  Itasca Partners
                                 Its:  General Partner

                                 By:   /s/ JOHN P. WHALEY
                                    --------------------------------------------
                                 Its:  Partner

                                 NORWEST EQUITY PARTNERS V,
                                 a Minnesota Limited Partnership

                                 By:  Itasca Partners V
                                 Its:  General Partner

                                 By:   /s/ JOHN P. WHALEY
                                    --------------------------------------------
                                 Its:  Partner


                                 KCB BV, L.P.
                                 a California Limited Partnership

                                 By:  KCB BV, INC.
                                 Its:  General Partner

                                 By:
                                    -------------------------------------------
                                     Harvey G. Knell, President

                                 OLD WARRANT HOLDERS:


                                 ST. PAUL VENTURE CAPITAL IV, LLC

                                 By:   /s/ PATRICK A. HOPF
                                    --------------------------------------------
                                 Its:   MANAGING MEMBER
                                     -------------------------------------------
                                 Address:   10400 Viking Drive
                                            Suite 550
                                            Eden Prairie, MN  55344
                                            Telephone No.:  952-995-7474
                                            Fax No.:  952-995-7475


                                 APEX INVESTMENT FUND, L.P.
                                 By:  Apex Management Partnership,
                                       its General Partner

                                 By:  /s/ GEORGE MIDDLEMAS
                                    --------------------------------------------
                                 Its:  GENERAL PARTNER
                                     -------------------------------------------
                                 Address:   225 West Washington Street
                                            Suite 1450
                                            Chicago, IL  60606
                                            Telephone No.:  312-857-2800
                                            Fax No.:  312-857-1800




                                 Theodore H. Ashford
                                 Address:   Ashford Capital Management
                                            3801 Kennett Pike
                                            Building B, Suite 107
                                            Wilmington, DE 19807
                                            Telephone No.:  302-655-1750
                                            Fax No.:  302-655-8690


                                 BAYVIEW INVESTORS, LTD.

                                 By:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------
                                 Address:   c/o Robertson Stephens & Co.
                                            555 California Street, Suite 2600
                                            San Francisco, CA 94104
                                            Attn:  Jennifer Sherrill
                                            Telephone No.:  415-676-2618
                                            Fax No.:  415-676-2990

                                 ALEX BROWN & SONS EMPLOYEES VENTURE FUND LP

                                 By:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------
                                 Address:   Mail Stop 22
                                            1 South Street, Suite 2150
                                            Baltimore, MD 21202-3204
                                            Telephone No.:
                                                            --------------------
                                            Fax No.:
                                                      --------------------------


                                 /s/ EVERETT V. COX
                                 -----------------------------------------------
                                 Everett V. Cox
                                 Address:   c/o St. Paul Venture Capital
                                            10400 Viking Drive
                                            Suite 550
                                            Eden Prairie, MN  55344
                                            Telephone No.:  952-995-7474
                                            Fax No.:  952-995-7475



                                 -----------------------------------------------
                                 Lynn Elliott
                                 Address:   c/o Aramco
                                            P. O. Box 10572
                                            Dhahrab, Saudi Arabia 31311
                                            Telephone No.:
                                                            --------------------
                                            Fax No.:
                                                      --------------------------




                                 /s/ MICHAEL B. GORMAN
                                 -----------------------------------------------
                                 Michael B. Gorman
                                 Address:   c/o St. Paul Venture Capital
                                            10400 Viking Drive
                                            Suite 550
                                            Eden Prairie, MN  55344
                                            Telephone No.:  952-995-7474
                                            Fax No.:  952-995-7475

                                 GROSSMAN INVESTMENTS

                                 By:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------
                                 Address:   4670 Norwest Center
                                            90 South Seventh Street
                                            Minneapolis, MN  55402-3903
                                            Telephone No.:
                                                            --------------------
                                            Fax No.:
                                                      --------------------------


                                 H & Q LONDON VENTURES

                                 By:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------
                                 Address:   One Bush Street
                                            San Francisco, CA 94104-4425
                                            Telephone No.:  415-439-3440
                                            Fax No.:
                                                      --------------------------


                                 H & Q SELECT COMFORT INVESTORS L.P.

                                 By:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------
                                 Address:   One Bush Street
                                            San Francisco, CA  94104
                                            Telephone No.:  415-439-3440
                                            Fax No.:
                                                      --------------------------


                                 -----------------------------------------------
                                 Doug Hickman
                                 Address:   c/o T. Rowe Price
                                            100 East Pratt Street
                                            Baltimore, MD 21202-1009
                                            Telephone No.:
                                            Fax No.:  410-296-9699

                                 /s/ PATRICK A. HOPF
                                 -----------------------------------------------
                                 Patrick A. Hopf
                                 Address:   St. Paul Venture Capital
                                            10400 Viking Drive
                                            Suite 550
                                            Eden Prairie, MN  55344
                                            Telephone No.:  952-995-7474
                                            Fax No.:  952-995-7475


                                 /s/ BRIAN D. JACOBS
                                 -----------------------------------------------
                                 Brian D. Jacobs
                                 Address:   1800 Elmwood Road
                                            Hillsborough, CA  94010-6363
                                            Telephone No.:  650-596-3685
                                            Fax No.:  650-596-5711


                                 /s/ TERRAL JORDAN
                                 -----------------------------------------------
                                 Terral Jordan
                                 Address:   c/o T. Rowe Price
                                            100 East Pratt Street
                                            Baltimore, MD 21202-1009
                                            Telephone No.:
                                            Fax No.:  410-345-6853


                                 -----------------------------------------------
                                 Erwin A. Kelen
                                 Address:   Kelen Ventures
                                            5500 Wayzata Blvd.
                                            Suite 1045
                                            Golden Valley, MN  55416-1241
                                            Telephone No.:
                                                            --------------------
                                            Fax No.:
                                                      --------------------------


                                 MACKE LIMITED PARTNERSHIP

                                 By:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------
                                 Address:   2001 Union Street, Suite 320
                                            San Francisco, CA  94123
                                            Telephone No.:
                                                            --------------------
                                            Fax No.:
                                                      --------------------------

                                 MONTGOMERY ASSOCIATES 1992, L.P.

                                 By:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------
                                 Address:   600 Montgomery Street
                                            San Francisco, CA 94111
                                            Telephone No.:
                                                            --------------------
                                            Fax No.:
                                                      --------------------------


                                 MVP II AFFILIATES FUND, L.P.

                                 By:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------
                                 Address:   Corporate 500 Centre, Suite 450
                                            520 Lake Cook Road
                                            Deerfield, IL 60015
                                            Telephone No.:  847-940-1700
                                            Fax No.:  847-940-1724


                                 MARQUETTE VENTURE PARTNERS II L.P.

                                 By:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------
                                 Address:   Corporate 500 Centre, Suite 450
                                            520 Lake Cook Road
                                            Deerfield, IL 60015
                                            Telephone No.:  847-940-1700
                                            Fax No.:  847-940-1724


                                 -----------------------------------------------
                                 Sharon Pearson
                                 Address:   c/o Morgan Stanley & Co.
                                            1585 Broadway
                                            31st Floor
                                            New York, NY 10036
                                            Telephone No.:  212-761-4000
                                            Fax No.:  212-761-0086

                                 THE PRODUCTIVITY FUND II, L.P.

                                 By:  /s/ BRET MAXWELL
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------
                                 Address:   225 West Washington Street
                                            Suite 1450
                                            Attn: Bret Maxwell
                                            Chicago, IL 60606
                                            Telephone No.:  312-857-2800
                                            Fax No.:  312-857-1800


                                 PAINE WEBBER INCORPORATED,
                                     CUSTODIAN OF FRED W. REESE
                                     DECEDENT IRA

                                 By:  /s/ JAMES A. FLANEGAN
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------
                                 Address:   c/o James Flanegan
                                            15440 Thorntree Run
                                            Alpharetta, GA 30201
                                            Telephone No.: 770-663-8229
                                            Fax No.:


                                 /s/ JOHN A. ROLLWAGEN
                                 -----------------------------------------------
                                 John A. Rollwagen
                                 Address:   2322 W. Lake of the Isles Pkwy
                                            Minneapolis, MN  55405
                                            Telephone No.:  612-381-0032
                                            Fax No.:
                                                      --------------------------


                                 -----------------------------------------------
                                 Dewey K. Shay
                                 Address:   50 Hawthorne Road
                                            New York, NY 11968
                                            Telephone No.:
                                            Fax No.:

                                 -----------------------------------------------
                                 Barbara E. Shronts
                                 Address:   St. Paul Venture Capital
                                            10400 Viking Drive
                                            Suite 550
                                            Eden Prairie, MN  55344
                                            Telephone No.:  952-995-7474
                                            Fax No.:  952-995-7475

                                 ST. PAUL FIRE AND MARINE
                                 INSURANCE CO., a Minnesota corporation

                                 By:   /s/ PATRICK A. HOPF
                                    --------------------------------------------
                                      Name:     PATRICK A. HOPF
                                           -------------------------------------
                                      Title:    AUTHORIZED REPRESENTATIVE
                                            ------------------------------------
                                       Address: c/o St. Paul Venture Capital
                                                10400 Viking Drive, Suite 550
                                                Eden Prairie, MN  55344
                                                Telephone No.:  952-995-7474
                                                Fax No.:  952-995-7475


                                 MARTINSON & COMPANY, LTD.

                                 By:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------
                                 Address:
                                            ------------------------------------

                                            Attn: Thomas Martinson
                                            Telephone No.:  952-473-4133
                                            Fax No.:  952-473-4613